                               September 15, 2005

American Italian Pasta Company
4100 N. Mulberry Drive
Suite 200
Kansas City, MO 64116

         Re:      Waivers under Credit Agreement

Ladies/Gentlemen:

         Please refer to the Credit Agreement dated as of July 16, 2001 (as previously amended or otherwise modified, the "Credit Agreement") among American
Italian Pasta Company (the "Company"), various financial institutions and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative
Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

         At the request of the Company, the Required Lenders waive until the
Waiver Termination Date (as defined below) any Event of Default (collectively, the "Known Defaults") arising from (a) the failure of the Company to comply with
Section 10.6.1 (Minimum Fixed Charge Coverage Ratio), 10.6.2 (Maximum Leverage
Ratio) and 10.6.4 (Minimum EBITDA) of the Credit Agreement for the Computation
Period ended July 1, 2005 and the Computation Period ending September 30, 2005,
(b) the failure of the Company to comply with Section 10.2(i) of the Credit
Agreement or the inaccuracy of the representation and warranty in Section 9.4 of the Credit Agreement or of any certificate delivered pursuant to Section 10.1.1,
10.1.2 or 10.1.3 with respect to any financial statements previously delivered by the Company to the Administrative Agent or any Lender pursuant to the Credit
Agreement, in each case to the extent arising out of the matters described by the Company in its press release dated August 9, 2005 and in conference calls with the Lenders held on July 12, 2005, August 11, 2005 and September 8, 2005
(the "Disclosed Matters"), and (c) the failure by the Company to deliver financial statements and the corresponding compliance certificate pursuant to
Sections 10.1.2 and 10.1.3 of the Credit Agreement for the Fiscal Quarter ended
July 1, 2005 so long as, in the case of this clause (c), the Company delivers to the Administrative Agent and the Lenders, not later than September 19, 2005, financial statements for such Fiscal Quarter together with (i) a statement to the effect that such financial statements accurately set forth the financial condition and results of operations of the Company and its Subsidiaries for, and as of the end of, such Fiscal Quarter, without giving effect to the Permitted
Adjustments (as defined below) and (ii) calculations in reasonable detail (but without giving effect to the Permitted Adjustments) of the financial covenants set forth in Section 10.6 of the Credit Agreement as of the last day of such
Fiscal Quarter. For purposes of the foregoing, "Permitted Adjustments" means (x)
adjustments resulting (or that may result) from the pending investigation by the audit committee of the Company's board of directors, (y) adjustments that may result from the Disclosed Matters and (z) normal year-end audit adjustments.

         As used herein, "Waiver Termination Date" means the earliest to occur of (i) failure of the Company to comply with the requirements set forth in clause (c) of the preceding paragraph, (ii) the occurrence of any Event of
Default or Unmatured Event of Default other than the Known

Defaults, (iii) December 16, 2005 and (iv) the date of the effectiveness of an amendment to the Credit Agreement amending the financial covenants set forth in clause (a) of the preceding paragraph. The Company acknowledges that (absent the
Required Lenders granting, in their sole and complete discretion, a subsequent waiver or amendment), immediate Events of Default shall exist on the Waiver
Termination Date as a result of (x) the Known Defaults and (y) any other then-existing event that constitutes an Event of Default.

         In consideration of the waivers set forth above, the Company agrees with the Lenders that, during the Waiver Period and at any time thereafter during the existence of an Event of Default, the Company will not, and will not permit any Subsidiary to, make any Restricted Payment of the type described in clause (iii) of the proviso to Section 10.10 of the Credit Agreement, other than repurchases of the Company's capital stock (a) from current or former employees of the Company or any Subsidiary pursuant to the American Italian Pasta Company
2000 Equity Incentive Plan, (b) from the Company's 401-k plan and (c) pursuant to the terms of any other employee benefit arrangement as in effect prior to
September 1, 2005.

         This waiver letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

         This waiver letter shall become effective when the Administrative Agent has received (a) counterparts hereof executed by the Required Lenders and acknowledged by the Company and each Guarantor and (b) a waiver fee for each
Lender that, on or prior to 5:00 p.m. (Chicago time) on September 15, 2005, delivers an executed counterpart hereof to the Administrative Agent, such waiver fee to equal 0.10% of the sum of (i) the outstanding principal amount of such
Lender's Term Loan and (ii) such Lender's Revolving Commitment.

         This waiver letter may be executed in counterparts and by the parties hereto on separate counterparts. A signature page hereto delivered by facsimile shall be effective as delivery of an original counterpart.

         This letter agreement shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent

                                       By:  /s/ Jeffrey T. White
                                          --------------------------------------
                                       Name:  Jeffery T. White
                                       Title:  Assistant Vice President

                                       BANK OF AMERICA, N.A., as a Lender

                                       By:  /s/ John P. Mills
                                          --------------------------------------
                                       Name:  John P. Mills
                                       Title:  Vice President

                                       JPMORGAN CHASE BANK, N.A. (f/k/a Bank
                                       One, NA), as Documentation Agent and as a
                                       Lender

                                       By:  /s/ Danielle M. Clarke
                                          --------------------------------------
                                       Name:  Danielle M. Clarke
                                       Title:  Vice President

                                       U.S. BANK NATIONAL
                                       ASSOCIATION, as Syndication
                                       Agent and as a Lender

                                       By:  /s/ Edward C. Lyss
                                          --------------------------------------
                                       Name:  Edward C. Lyss
                                       Title:  Vice President

                                       ING CAPITAL LLC

                                       By:  /s/ Dan Lamprecht
                                          --------------------------------------
                                       Name:  Dan Lamprecht
                                       Title:  Managing Director

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       KEYBANK NATIONAL ASSOCIATION, as Co-Agent
                                       and as a Lender

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH, as Co-Agent
                                       and as a Lender

                                       By:  /s/ Brad Peterson
                                          --------------------------------------
                                       Name:  Brad Peterson
                                       Title:  Executive Director

                                       By:  /s/ Brett Delfino
                                          --------------------------------------
                                       Name:  Brett Delfino
                                       Title:  Executive Director

                                       WELLS FARGO BANK, N.A., as Co-Agent and
                                       as a Lender

                                       By:  /s/ Christopher K. Porter
                                          --------------------------------------
                                       Name:  Christopher K. Porter
                                       Title:  Vice President

                                       BANCA NAZIONALE DEL LAVORO S.P.A.

                                       By:  /s/ Filippo Cattaneo
                                          --------------------------------------
                                       Name:  Filippo Cattaneo
                                       Title:  Relationship Manager

                                       By:  /s/ Francesco Di Mario
                                          --------------------------------------
                                       Name:  Francesco Di Mario
                                       Title:  Senior Manager

                                       THE BANK OF NEW YORK

                                       By:  /s/ Mark Wrigley
                                          --------------------------------------
                                       Name:  Mark Wrigley
                                       Title:  Vice President

                                       COMERICA BANK

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       COMMERCE BANK, N.A.

                                       By:  /s/ Wayne C. Lewis
                                          --------------------------------------
                                       Name:  Wayne C. Lewis
                                       Title:  Vice President

                                       SUNTRUST BANK, as Co-Agent and as a
                                       Lender

                                       By:  /s/ Hugh E. Brown
                                          --------------------------------------
                                       Name:  Hugh E. Brown
                                       Title:  Vice President

                                       UNICREDITO ITALIANO

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       UMB BANK, N.A.

                                       By:  /s/ David A. Proffitt
                                          --------------------------------------
                                       Name:  David A. Proffitt
                                       Title:  Senior Vice President

                                       COBANK, ACB

                                       By:  /s/ S. Richard Dill
                                          --------------------------------------
                                       Name:  S. Richard Dill
                                       Title:  Vice President

                                       FARM CREDIT SERVICES OF MINNESOTA VALLEY
                                       PCA D/B/A FCS COMMERCIAL FINANCE GROUP

                                       By:  /s/ Jeremy Voigts
                                          --------------------------------------
                                       Name:  Jeremy Voigts
                                       Title:  Commercial Loan Officer

                                       AGFIRST, FCB

                                       By:  /s/ Bruce B. Fortner
                                          --------------------------------------
                                       Name:  Bruce B. Fortner
                                       Title:  Vice President

                                       U.S. AGBANK, FCB (f/k/a Farm Credit Bank
                                       of Wichita)

                                       By:  /s/ Greg E. Somerhalder
                                          --------------------------------------
                                       Name:  Greg E. Somerhalder
                                       Title:  Vice President

                                       FARM CREDIT SERVICES OF AMERICA, PCA

                                       By:  /s/ Gary Mazow
                                          --------------------------------------
                                       Name:  Gary Mazow
                                       Title:  Vice President

                                       GREENSTONE FARM CREDIT SERVICES, FLCA

                                       By:  /s/ Alfred S. Compton, Jr.
                                          --------------------------------------
                                       Name:  Alfred S. Compton, Jr.
                                       Title:  Vice President-Lending Officer

                                       NORTHWEST FARM CREDIT SERVICES, PCA

                                       By:  /s/ Jim D. Allen
                                          --------------------------------------
                                       Name:  Jim D. Allen
                                       Title:  Senior Vice President

                                       Canadian Imperial Bank of Commerce

                                       By:  /s/ John O'Dowd
                                          --------------------------------------
                                       Name:  John O'Dowd
                                       Title:  Authorized Signatory

                                       By:  /s/ Milena Grgic
                                          --------------------------------------
                                       Name:  Milena Grgic
                                       Title:  Authorized Signatory

                                           /s/ James J. Zenni, Jr.
                                       -----------------------------------------
                                       BDC FINANCE, LLC

                                       Name:  James J. Zenni, Jr.
                                       Title:  Director

                                       DEUTSCHE BANK AG NEW YORK BRANCH
                                       By:  DBServices New Jersey, Inc.

                                       By:  /s/ Deirdre Whorton
                                          --------------------------------------
                                       Name:  Deirdre Whorton
                                       Title:  Assistant Vice President

                                       By:  /s/ Edward Schaffer
                                          --------------------------------------
                                       Name:  Edward Schaffer
                                       Title:    Vice President

                                       Farm Credit Services of Missouri, PCA

                                       By:  /s/ Lee Fuchs
                                          --------------------------------------
                                       Name:  Lee Fuchs
                                       Title:  Vice President, Capital Markets

                                       Citigroup Financial Products, Inc.

                                       By:  /s/  Vincent Farrell
                                          --------------------------------------
                                       Name:  Vincent Farrell
                                       Title:  Authorized Signatory

ACKNOWLEDGED AND AGREED:

AMERICAN ITALIAN PASTA COMPANY

By:  /s/ Tim Webster
   --------------------------------------
Name:  Tim Webster
Title:  President & CEO

AIPC FINANCE, INC.

By:  /s/ George Shadid
   --------------------------------------
Name:  George Shadid
Title:  Authorized Agent

AIPC SALES CO.

By:  /s/ Tim Webster
   --------------------------------------
Name:  Tim Webster
Title:  President & CEO

AIPC WISCONSIN, LIMITED PARTNERSHIP

By:  America Italian Pasta Company, its General Partner

      By:  /s/ Tim Webster
         --------------------------------------
      Name:  Tim Webster
      Title:  President & CEO

AIPC MISSOURI, LLC

By:  American Italian Pasta Company, its Managing Member

     By:  /s/ Tim Webster
        --------------------------------------
     Name:  Tim Webster
     Title:  President & CEO

AIPC SOUTH CAROLINA, INC.

By:  /s/ George Shadid
   --------------------------------------
Name:  George Shadid
Title:  Authorized Agent

AIPC ARIZONA, LLC

By:  AIPC Finance, Inc., its sole Member

     By:  /s/ George Shadid
        --------------------------------------
     Name:  George Shadid
     Title:  Authorized Agent